                                5,917,500 Shares

                           PROVIDENT COMPANIES, INC.

                    COMMON STOCK, $1.00 PAR VALUE PER SHARE



                             UNDERWRITING AGREEMENT



May __, 1997

                                                                    May __, 1997



Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
       1585 Broadway
       New York, New York  10036

Morgan Stanley & Co. International Limited
Salomon Brothers International Limited
c/o Morgan Stanley & Co. International Limited
       25 Cabot Square
       Canary Wharf
       London E14 4QA
       England


Dear Sirs and Mesdames:

          Textron Inc., a Delaware corporation (the "Selling Stockholder"), proposes to issue and sell to the several Underwriters (as defined below) 5,917,500 shares of Provident Companies, Inc. (the "Company") Common Stock, $1.00 par value per share (the "Firm Shares").

          It is understood that, subject to the conditions hereinafter stated, 4,734,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 1,183,500 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated and Salomon Brothers Inc shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited and Salomon Brothers International Limited shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

          The Company proposes to issue and sell to the several Underwriters not more than an additional 887,625 shares of its Common Stock, $1.00 par value per share (the "Additional Shares"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Common Stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Common Stock, $1.00 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement, and any reference to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of this Agreement.

          1.  Representations and Warranties.  The Company represents and
              ------------------------------
warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The documents incorporated by reference in the Registration Statement or Prospectus, when such documents became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) complied, and any documents so filed and incorporated by reference after the date of this Agreement will, when they are filed with the Commission, comply, in all material respects with the Securities Act and the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder, and (ii) did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company either directly or through another subsidiary of the Company, free and clear of all liens, encumbrances, equities or claims.

          (f) This Agreement has been duly authorized, executed and delivered by the Company .

          (g) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (h) The shares of Common Stock (including the Shares to be sold by the Selling Stockholder) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

          (i) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (l) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (n) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or a "company controlled by an investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (o) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company with the Shares registered pursuant to the Registration Statement, other than (i) the Agreement, dated as of March 27, 1997, between the Company and the Selling Stockholder, under which the Firm Shares are being registered, and (ii) the Amended and Restated Registration Rights Agreement, dated as of May 31, 1996, between the Company and Zurich Insurance Company, and the Registration Rights Agreement, dated as of May 31, 1996, between the Company and certain stockholders of the Company, under each of which all rights to register shares of Common Stock to be included under the Registration Statement have been waived.

          (r) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          2.  Representations and Warranties of the Selling Stockholder.
              ----------------------------------------------------------
The Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

          (b) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of the Selling Stockholder, or any agreement or other instrument binding upon the Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) The Selling Stockholder has, and on the Closing Date will have, valid title to the Shares to be sold by the Selling Stockholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder.

          (d) Delivery of the Shares to be sold by the Selling Stockholder pursuant to this Agreement will pass title to such Shares to the several underwriters free and clear of any security interests, claims, liens, equities and other encumbrances.

          (e) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the representations and
                                     --------
     warranties set forth in this paragraph 2(e) apply only to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use therein.

          3.  Agreements to Sell and Purchase.  The Selling Stockholder hereby
              -------------------------------
agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Stockholder the respective numbers of Firm Shares set forth in Schedules I and II hereto opposite its names at U.S. $_____ a share ("Purchase Price").

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 887,625 Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I and/or Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          Each of the Selling Stockholder and the Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (provided that such shares or securities are either owned prior to the sale of the Shares hereunder or are thereafter acquired in connection with the sale of the Shares hereunder) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder or (B) the issuance by the Company of, or the grant by the Company of options for, shares of Common Stock pursuant to any stock plan for employees or directors, or any qualified employee benefit plan, in effect on the date of the Prospectus, or pursuant to any stock options outstanding on the date of the Prospectus or (C) the sale of shares of Common Stock by any defined contribution qualified employee benefit plan in effect on the date of the Prospectus to satisfy plan liquidity need. In addition, the Selling Stockholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock.

          4.  Terms of Public Offering.  The Selling Stockholder and the Company
              ------------------------
are advised by you that the Underwriters propose to make a public offering of their respective portion of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.

The Selling Stockholder and the Company are further advised by you that the Shares are to be offered to the public initially at U.S.$______ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$________ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession not in excess of U.S. $_______ a share, to any Underwriter or to certain other dealers.

          5.  Payment and Delivery.  Payment for the Firm Shares shall be made
              --------------------
to the Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on _____________, 1997, or at such other time on the same or such other date, not later than _______________, 1997, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Closing Date."

          Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than _________________, 1997, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          6.  Conditions to the Underwriters' Obligations.  The obligations of
              -------------------------------------------
the Selling Stockholder and the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than ________ (New York City time) on the date hereof.

          The several obligations of the Underwriters are subject to the following further conditions :
         (a) Subsequent to the execution and delivery of this

Agreement and prior to the Closing Date:

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Alston & Bird LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A hereto.

          (d) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Selling Stockholder, dated the Closing Date, to the effect set forth in Exhibit B hereto.

          (e) The Underwriters shall have received on the Closing Date an opinion of Susan N. Roth, Vice President, Secretary and Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit C hereto.

          (f) The Underwriters shall have received on the Closing Date an opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit D hereto.

          The opinion of Alston & Bird LLP described in paragraph (c) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date
                         --------
     shall use a "cut-off date" not earlier than the date hereof.

          (h) The "lock-up" agreements, each substantially in the form of Exhibit E hereto, between you and officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (i) The "lock-up" agreements, each substantially in the form of Exhibit F hereto, between you and the stockholders of the Company listed on
     Schedule I to such Exhibit F relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (j) The "lock-up" agreements, each substantially in the form of Exhibit G hereto, between you and the stockholders of the Company listed on
     Schedule I to such Exhibit G relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          On the Closing Date, the Selling Stockholder shall have received an opinion of Alston & Bird LLP, addressed to the Selling Stockholder, to the effect set forth in Exhibit A hereto. In addition, the Company shall use its reasonable best efforts to furnish to the Selling Stockholder on the Closing Date a letter from Ernst & Young LLP, addressed to the Selling Stockholder, as described in paragraph (g) above.

          7.  Covenants of the Company.  In further consideration of the
              ------------------------
agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, two signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 5:00 P.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which the Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending June 30, 1998 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its and the Selling Stockholder's obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's and the Selling Stockholder's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in
     Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees, reasonable fees and disbursements of counsel to the Underwriters incurred in connection with any required review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company and the Selling Stockholder relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          8.  Indemnity and Contribution.  (a) (i) The Company agrees to
              --------------------------
indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Selling Stockholder and the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; and (ii) the Company agrees to indemnify and hold harmless the Selling Stockholder, its directors and officers and each person, if any, who controls the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Selling Stockholder and the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use therein.

          (b) (i) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with reference to information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; and (ii) the Selling Stockholder agrees to indemnify and hold harmless the Company, each director of the Company, and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Selling Stockholder, but only with reference to information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Selling Stockholder and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Selling Stockholder and the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnities from the Company and the Selling Stockholder to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to clause (i) of paragraph (a) or clause (i) of paragraph (b) of this Section 8, by the Selling Stockholder in the case of parties indemnified pursuant to clause (ii) of paragraph (a) or clause (ii) of paragraph (b) of this Section 8, and by the Selling Stockholder and the Company, in the case of parties indemnified pursuant to paragraph (c) of this Section 8. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in paragraph (a),
(b) or (c) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Stockholder and the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Stockholder and the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Stockholder and the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Stockholder and the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Selling Stockholder and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Stockholder and the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Selling Stockholder and the Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated
                     --------
as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g) The indemnity and contribution provisions contained in this
Section 8 and the representations, warranties and other statements of the Selling Stockholder and the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Selling Stockholder and the Company, its officers or directors or any person controlling the Selling Stockholder and the Company and (iii) acceptance of and payment for any of the Shares.

          9.  Termination.  This Agreement shall be subject to termination by
              -----------
notice given by you to the Selling Stockholder and the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock
Exchange and the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          10. Effectiveness; Defaulting Underwriters.  This Agreement shall
              --------------------------------------
become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided
                                                                    --------
that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Selling Stockholder or the Company. In any such case either you, the Selling Stockholder or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Selling Stockholder or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Selling Stockholder or the Company shall be unable to perform its obligations under this Agreement the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          11. Counterparts.  This Agreement may be signed in two or more
              ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          12. Applicable Law.  This Agreement shall be governed by and
              --------------
construed in accordance with the internal laws of the State of New York.

          13. Headings.  The headings of the sections of this Agreement have
              --------
been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                       Very truly yours,

                                       PROVIDENT COMPANIES, INC.



                                       By
                                         -----------------------
                                         Name:
                                         Title:



                                       TEXTRON INC.



                                       By
                                         -----------------------
                                         Name:
                                         Title:


Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS INC

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto.

By Morgan Stanley & Co. Incorporated


By
  -----------------------
  Name:
  Title:

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
SALOMON BROTHERS INTERNATIONAL LIMITED

Acting severally on behalf of themselves and the several International Underwriters named in Schedule II hereto.

By Morgan Stanley & Co. International Limited


By
   -----------------------
   Name:
   Title:

                                  Schedule I

                               U.S. Underwriters
                               -----------------


            Underwriter                  Number of
            -----------                 Firm Shares
                                      To Be Purchased
                                      ---------------
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
[NAMES OF OTHER U.S. UNDERWRITERS]


                                            ---------

     Total U.S. Firm Shares                 4,734,000
                                            ---------

                                  Schedule II

                          International Underwriters
                          --------------------------


                 Underwriter                      Number of
                 -----------                     Firm Shares
                                               To Be Purchased
                                               ---------------
Morgan Stanley & Co. Incorporated
Salomon Brothers International Limited
[NAMES OF OTHER INTERNATIONAL UNDERWRITERS]



                                                         -----

     Total International Firm Shares                 1,183,500
                                                     ---------

                                   EXHIBIT A


          Pursuant to Section 6(c) of the Agreement, Alston & Bird LLP, outside counsel for the Company, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (ii) the authorized capital stock of the Company conforms as to legal matters to the description thereof incorporated by reference in the Prospectus;

        (iii) the shares of Common Stock (including the Shares to be sold by the Selling Stockholder) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

         (iv) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

          (v) the Agreement has been duly authorized, executed and delivered by the Company;

         (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states or any foreign jurisdiction in connection with the offer and sale of the Shares by the U.S. Underwriters;

      (vii) the statements (A) in the Prospectus under the captions "Certain United States Tax Consequences to Non-United States Holders" and "Underwriters" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

     (viii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

       (ix) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or a "company controlled by an investment company" as such terms are defined in the Investment Company Act of 1940, as amended; and

        (x) such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT B

     Pursuant to Section 6(d) of the Agreement, Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Selling Stockholder, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

     (i) the Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

     (ii) the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Agreement will not conflict with, result in the breach of or constitute a default under any Applicable Contracts (as hereinafter defined), or violate any of the provisions of the Certificate of Incorporation or Bylaws of the Selling Stockholder or, so far as is known to such counsel, violate the Delaware General Corporation Law or the laws of the State of New York or the United States of America, and no consent, approval, authorization or validation of or filing with any court or governmental agency is required under the Delaware General Corporation Law or the laws of the State of New York or United States of America in connection with the consummation by the Selling Stockholder of the transactions contemplated by the Selling Stockholder under the Agreement, except such as have been obtained or made and such as may be required under the applicable rules of the New York Stock Exchange, Inc. or by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares; provided, however, that counsel to the Selling Stockholders expresses no opinion in this paragraph as to (a) the securities laws or anti-fraud laws of any jurisdiction, and (b) laws other than those which, in such counsel's experience, are normally applicable to transactions of the type provided for by the Agreement. "Applicable Contracts" mean those agreements and instruments set forth on Schedule I to the certificate, dated the Closing Date and addressed to such counsel and to the Underwriters and signed by an officer of the Selling Stockholder, included as Annex A to such opinion. Such agreements and instruments shall have been identified in such certificate as all the agreements and instruments to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound and which are material to the business, properties or financial condition or results of operations of the Selling Stockholder;

     (iii) the Selling Stockholder was, immediately prior to the sale and transfer of the Shares pursuant to the Agreement, to the knowledge of such counsel, the sole registered owner of the Shares to be sold by the Selling Stockholder and has the requisite corporate power and corporate authority to enter into the Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder; and

     (iv) assuming the U.S. Representatives and the International Representatives acquired their interest in the Shares to be sold by the Selling Stockholder in good faith and without notice of any adverse claim within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in New York (the "UCC"), upon delivery to the U.S. Representatives and the International Representatives in the State of New York of certificates identified in such opinion endorsed to the U.S. Representatives and the International Representatives or endorsed in blank, the U.S. Representatives and the International Representatives will acquire all rights of the Selling Stockholder in such Shares free of any adverse claims within the meaning of said Section 8-302.

                                   EXHIBIT C


     Pursuant to Section 6(e) of the Agreement, Susan N. Roth, Vice President, Secretary and Counsel of the Company, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

        (i) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

       (ii) all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

      (iii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters;

       (iv) the statements in the Prospectus under the caption "Business -- Regulation," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

        (v) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

       (vi) the Company and its subsidiaries (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

      (vii) such counsel (A) is of the opinion that the Registration
Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT D


     Pursuant to Section 6(f) of the Agreement, LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel to the Underwriters, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

        (i) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

       (ii) the Agreement has been duly authorized, executed and delivered by the Company;

      (iii) the statements (A) in the Prospectus under the caption "Underwriters" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

       (iv) such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT E

                      [Form of Lock-up Letter for Officers
                      ------------------------------------
                         and Directors of the Company]
                         -----------------------------



                                                 May __, 1997



Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs:

     The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Salomon Brothers Inc ("Salomon Brothers"), as Representatives of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Textron Inc., a Delaware corporation (the "Selling Stockholder") and Provident Companies, Inc., a Delaware corporation (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley and Salomon Brothers (the "Underwriters"), of 5,917,500 shares (the "Shares") of the Common Stock, $1.00 par value per share of the Company (the "Common Stock").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.


                                       Very truly yours,



                                       (Name)



                                   (Address)

                                   EXHIBIT F

                        [Form of Lock-up Letter for the
                        -------------------------------
                       Stockholders of the Company listed
                       ----------------------------------
                        on Schedule I to this Exhibit F]
                        --------------------------------


                                                 May __, 1997



Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Dear Sirs:

     The undersigned understands that Morgan Stanley & Co. Incorporated
("Morgan Stanley") and Salomon Brothers Inc ("Salomon Brothers"), as Representatives of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Textron Inc., a Delaware corporation (the "Selling Stockholder") and Provident Companies, Inc., a Delaware corporation (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley and Salomon Brothers (the "Underwriters"), of 5,917,500 shares (the "Shares") of the Common Stock, $1.00 par value per share of the Company (the "Common Stock").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending the earlier of (a) 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus") or (b) December 31, 1997, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending the earlier of (x) 90 days after the date of the Prospectus or (y) December 31, 1997, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.


                                       Very truly yours,


                                       (Name)


                                   (Address)

                            Schedule I to Exhibit F


Centre Reinsurance Limited
Cumberland House
1 Victoria Street
P.O. Box HM1788
Hamilton, HMHX, Bermuda

Zurich Reinsurance Centre, Inc.
1 Canterbury Green
Stamford, CT  06901

Longfellow I, LLC

Zurich Insurance Company,
U.S. Branch
1400 American Lane
Schaumburg, IL  60196

Empire Fire and Marine
Insurance Company
1624 Douglas Street
Omaha, NE  68192

Universal Underwriters
Insurance Company
6363 College Boulevard
Overland Park, KS  66211

Universal Underwriters
Life Insurance Company
6363 College Boulevard
Overland Park, KS  66211

Fidelity and Deposit
Company of Maryland
Charles & Lexington St.
Baltimore, MD  21203

                                   EXHIBIT G

                  [Form of Lock-up Letter For Certain Holders
                  -------------------------------------------
                                of Common Stock]
                                ----------------


                                                 May __, 1997



Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Dear Sirs:

     The undersigned understands that Morgan Stanley & Co. Incorporated
("Morgan Stanley") and Salomon Brothers Inc ("Salomon Brothers"), as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Textron Inc., a Delaware corporation (the "Selling Stockholder") and Provident Companies, Inc., a Delaware corporation (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley and Salomon Brothers (the "Underwriters"), of 5,917,500 shares (the "Shares") of the Common Stock, $1.00 par value per share of the Company (the "Common Stock").
The number of shares of Common Stock beneficially owned by the undersigned as of May 31, 1996, is as set forth opposite his name on Schedule I to the Registration Rights Agreement, dated May 31, 1996, between certain stockholders of the Company and the Company.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, that the undersigned may dispose of any shares of Common Stock or
--------
securities convertible into or exercisable or exchangeable for shares of Common Stock (A) pursuant to a bona fide gift between or among family members or the estate of the undersigned (including, without limitation, any transfer by the undersigned to or among any trust, foundation, custodial or other similar accounts or funds in which the undersigned or other member of his family serves as trustee or custodian or in a similar fiduciary capacity or to a trust created by the undersigned which has a member of his immediate family as a beneficiary) and (B) pursuant to any transfer to any organization, which transfer qualifies for the federal income tax charitable deduction at the time of such transfer; provided further, that in the case of clauses (A) and (B) above, the transferee
----------------
is then bound by or agrees to be bound by the restrictions described in this paragraph from the date of such transfer until the expiration of the 90-day period described above. The foregoing sentence shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.


                                       Very truly yours,



                               -----------------------------------------
                                       (Name)


                               -----------------------------------------
                               (Address)